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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 21, 2005

                          INGLES MARKETS, INCORPORATED
             (Exact name of registrant as specified in its charter)

       NORTH CAROLINA                0-14706                    56-0846267
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

                       P.O. Box 6676, Asheville, NC 28816
                              (Address of Principal
                               Executive Offices)


                                 (828) 669-2941
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers.

        On February 21, 2005, Brenda Tudor, Vice-President Finance and Chief Financial Officer of Ingles Markets, Incorporated (the "Company") tendered her resignation to the Company, effective March 18, 2005. Ms. Tudor will remain with the Company after March 18, 2005, in a part-time advisory capacity until her replacement has been appointed. Ms. Tudor will not stand for re-election to the Board of Directors of the Company at the 2005 annual meeting of shareholders.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

    99.1  Copy of press release issued by Ingles on February 25, 2005.













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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INGLES MARKETS, INCORPORATED



Date: February 25, 2005                 By:      /s/ James W. Lanning
                                           -------------------------------------
                                           James W. Lanning
                                           President and Chief Operating Officer